LEASE


     AGREEMENT, made this 15th day of December, 1995 by and between CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC., an Ohio corporation, with an office at 1200 Wall Street West, Lyndhurst, N.J. 07071 (hereinafter called "Curtiss") and AMERICAN TISSUE CORPORATION, a New York corporation with offices at 50 Cabot Court, Hauppauge, New York 11788 (hereinafter called "Tenant"):

                                   WITNESSETH:

     That in consideration of the mutual agreements herein contained, the parties do hereby covenant to and with each other as follows:

1.   PREMISES:

     1.1 Curtiss hereby leases to Tenant and Tenant hereby hires from Curtiss, upon and subject to the terms hereof, a portion of the property known as Curtiss-Wright Building #2 (the "Building") comprising building area #24 (160,000 sq. ft.), building area #30 (100,320 sq. ft.), building area #34 (90,000 sq. ft.), and building area #74N (138,320 sq. ft.), located at Passaic Street, Wood-Ridge, New Jersey, consisting of an agreed figure of 488,640 square feet, (excluding the two electrical substations shaded in red], and 2 exclusive parking areas, all as outlined in red on a plot plan labeled Exhibit "A" which is attached hereto and made a part hereof, (said property hereinafter sometimes called the "Premises"). The Building is a part of the Curtiss-Wright Wood-Ridge Business Complex (the "Facility"). Curtiss represents and warrants to Tenant that as of the date of this Lease the gross rentable square footage (the "Gross Rentable Area") of the Facility is 2,322,104 square feet. Curtiss hereby grants to Tenant without the payment of additional rent during the term of this Lease and all extensions thereof, the non-exclusive right to use the right of way shaded in yellow on Exhibit "A" (said right of way hereinafter called "non-exclusive area") for the purposes of vehicular and pedestrian ingress and egress only. (The Premises and the non-exclusive area are herein sometimes referred to as the "Lease Area".) Tenant shall not obstruct nor allow its customers or employees, or its invitees or licensees, to obstruct the non-exclusive area. Curtiss shall not be responsible to Tenant for actions by co-tenants of Curtiss' property, or for actions by other third parties or by guests or visitors to Curtiss' property, other than the actions of Curtiss, Curtiss' employees, agents, servants, invitees, contractors and representatives, which if committed by Tenant, would constitute violations of the provisions of this Section 1.1; provided, however, if a third party or co-tenant of Curtiss' property should obstruct or impede ingress or egress by Tenant over such non-exclusive area, Curtiss shall make every reasonable effort to remove any such impediment.

     1.2 Curtiss also hereby grants to Tenant without the payment of additional rent during the term of this Lease and all extensions thereof, a non-exclusive area of up to 100 automobile parking spaces located in the existing parking area east of said premises. In addition, Tenant shall have, at all times hereunder, the non-exclusive use of the walkways to said parking area. Said non-exclusive parking area is shaded in yellow on Exhibit "A". The rents payable hereunder include the consideration payable with respect to the exclusive parking areas and non-exclusive areas. Tenant shall have access to the Lease Area 24 hours per day, 365 days per year.


2.   TERM AND OCCUPANCY:

     2.1 The term of this Lease shall be for ten (10) years, 4-months and shall commence on April 1, 1996 and end on July 31, 2006.

     2.2 Subject to the provisions of Article 8 hereof, occupancy of the Premises shall be delivered as follows (with the date of delivery for each building area being hereinafter referred to as a "delivery date"):

                    160,000 sq. ft   (#24)            4/1/96
                    100,320 sq. ft   (#30)            5/1/96
                     90,000 sq. ft   (#34)            6/1/96
                    138,320 sq. ft   (#74N)           7/1/96

     In the event Curtiss is for any reason unable to deliver occupancy at the commencement of the term, Curtiss shall not be subject to any liability therefor and Tenant waives any claim for damages, including but not limited to consequential damages, due to such failure of delivery except as provided in Section 2.3 herein. Curtiss waives all rentals and other charges due for each space to be delivered until possession of such space is delivered to Tenant in the condition required under this Lease, with all work required to be performed by Curtiss substantially complete (as such term is defined in Article 8 hereof) and with a temporary Certificate of Occupancy having been issued by the appropriate governmental authority for the Premises and each building area thereat permitting the use thereof for warehousing, distribution and manufacturing of paper products and related activities (the date on which each building area is so delivered shall be referred to as an "Occupancy Date"). Provided however, except as set forth in
Section 2.3, failure to deliver occupancy shall not affect the validity of this Lease nor extend the term thereof.

     2.3 Notwithstanding anything to the contrary contained herein, if any of the building areas which compose the Premises shall not have been delivered by Curtiss to Tenant in the condition required under this Lease, with all work to be performed by Curtiss substantially completed and with a temporary Certificate of Occupancy having been delivered in accordance with the provisions of Section 2.2, on or before July 1, 1996 then in addition to the right of specific performance, Tenant shall have the right to terminate this Lease as same relates to the undelivered building areas upon 30 days' written notice to Curtiss. Further, in addition to the rental abatements provided for in Article 3, if the work to be performed by Curtiss with respect to each building area shall not be substantially completed or if a temporary certificate of occupancy as hereinabove set forth shall not have been delivered to Tenant by the delivery date applicable to such building area, then without limiting any other rights Tenant may have, Tenant shall receive one day of free Base Rent for each day (or portion thereof) beyond each applicable delivery date that substantial completion of the work or delivery of the temporary certificate of occupancy is delayed. Provided Curtiss notifies Tenant in writing of the anticipated delay to be caused thereby, no free rent shall be received for any day of delay caused directly by (i) Tenant's failure to submit to Curtiss promptly after Curtiss has requested information needed to complete the items on Exhibit B or (ii) a Tenant initiated change order.

3.   BASE RENT:

     3.1 All Base Rents (calculated solely by reference to square footages of the areas in question) and all charges for electricity, (metered separately for each building area) and water and sewer (also metered separately by building area) payable with respect of each building area shall be fully abated for a four month period commencing on the Occupancy Date of each such building area (each, an "Abatement Period").

     3.2 Subject to the preceding paragraph, Tenant hereby agrees to pay as Base Rent for the term hereof the following sums:

          (a) from and after the expiration of the Abatement Period applicable to each building area to July 31, 1998 at the Base Rent of $1.75 per square foot per year, or $855,120 per year subject to the applicable Abatement Periods during this period;

     (b) from August 1, 1998 to July 31, 2000 at the Base Rent of $1.80 per square foot per year, or $879,552 per year during this period;

     (c) from August 1, 2000 to July 31, 2002 at the Base Rent of $1.95 per square foot per year, or $952,848 per year during this period;

     (d) from August 1, 2002 to July 31, 2006 at the Base Rent of $2.15 per square foot per year, or $1,050,576 per year during this period.

     All rents, other than utilities, shall be payable in advance in monthly installments on the first day of each calendar month during the term hereof. Rents for any partial month shall be appropriately prorated.

     All installments of Base Rent and all amounts hereinafter denominated additional rent are payable without notice, demand, abatement, deduction, or set-off, during the term hereof to Curtiss at the address specified in Article 26 hereof, or elsewhere as Curtiss may, in writing, direct.

     3.3 No payment by Tenant or receipt by Curtiss of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or' any letter accompanying any check or payment as rent or additional rent be deemed an accord and satisfaction, and Curtiss may accept such check or payment without prejudice to Curtiss' right to recover the balance of such rent or additional rent or pursue any other remedy in this Least provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as if it was not legally required to pay under the provisions of this Lease, together with interest thereon at the statutory rate of interest. Tenant's payment of rent shall not be or be deemed to be a waiver of any of its rights or remedies hereunder.

     3.4 In the event Base Rent or additional rent is not paid hereunder, within 7 days of when due, interest shall accrue on said Base Rent or additional rent, at an annual rate of twelve percent (12%) from and after the due date of any payment due hereunder. Said interest shall become additional rent payable with the installment of Base Rent next due hereunder, and shall be without prejudice to Curtiss' other remedies provided hereunder or by law for Tenant's default.

     3.5 All amounts, other than Base Rent, required hereunder to be paid by Tenant to Curtiss shall be deemed additional rent whether or not so designated herein.

4.   SECURITY DEPOSIT:

     4.1 Tenant shall furnish Curtiss upon the signing hereof, a letter of credit in the amount of One Hundred Thousand Dollars ($100,000.00) in such form and with such bank in the State of New Jersey as is reasonably acceptable to Curtiss as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. A letter of credit shall be valid for a minimum term of one year. In the event the original letter shall be for less than the term of the Lease and any extension thereof, a substitute letter of credit, in the same amount, and likewise valid for a term of at least one year, shall be furnished Curtiss at least 20 days before the expiration of the preceding letter of credit, so that a letter of credit shall be kept in force continuously during the entire term of this Lease. In the event of a default by Tenant beyond the notice and cure periods provided for in this Lease in the performance of its material obligation under this Lease or failure of Tenant to procure the succeeding letter of credit (or at Tenant's option substitute security) in such form and with such bank in the State of New Jersey as is reasonably acceptable to Curtiss, the letter of credit shall be payable upon presentation to the issuing bank of a sight draft, accompanied by a certification signed by an authorized representative of Curtiss stating that (i) Tenant has defaulted under a material provision of this Lease, (ii) that any required notice of such default has been given to Tenant by Curtiss and (iii) that Tenant has failed to cure such default within applicable cure period. Failure of Tenant to secure the succeeding letter of credit following five business day's written notice shall be a material breach of this lease justifying termination as for a failure to pay rent under paragraph (e) of Section 17.1 except that the notice provision specified in Section 17.1 shall not apply. If for any reason the issuer of the letter of credit ceases to be acceptable to Curtiss, Tenant agrees that it shall promptly provide a replacement letter of credit issued by a bank that is reasonably acceptable to Curtiss. It is agreed that in the event Tenant defaults beyond the notice and cure period provided in this Lease in respect of any of the material terms, provision, and conditions of this Lease, including, but not limited to, the payment of Base Rent or additional rent, Curtiss may use said letter of credit to the extent required for the payment of any Base Rent or additional rent or any other sum as to which Tenant is in default or for any sum Curtiss may expend or may be required to expend by reason of Tenant's default beyond the notice and cure period in respect of any of the material terms, covenants and conditions of the Lease, including but not limited to any damages or deficiency in the relettinq at the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Curtiss. If Curtiss so uses or applies all or any portion of said letter of credit, Tenant shall within ten (10) days after written demand therefor obtain a new letter of credit from a bank reasonably acceptable to Curtiss in an amount sufficient to restore said letter of credit to the full amount hereinabove stated and Tenant's failure to do so shall be a material breach of this Lease.

     4.2 Tenant may at any time substitute cash security for the letter of credit in which event (i) the letter of credit shall be immediately returned to Tenant, and (ii) Curtiss shall immediately consent in writing to the termination of the letter of credit, provided, however, that if Curtiss subsequently uses or applies all or any portion of the cash security, Tenant shall within ten (10) days after written demand post additional cash security in an amount sufficient to restore said cash security to the full amount hereinabove stated and Tenant's failure to do so shall be a material breach of this lease. The security deposit shall be maintained in an interest bearing account and interest shall be paid annually to Tenant.

     4.3 At the end of the term of the Lease or any earlier termination and within 10 days after delivery of the entire possession of the Premises to Curtiss, any remaining security that is not to be or has not been used, applied or retained in accordance with the preceding paragraphs shall be returned to Tenant. In the event of a sale of the land of which the Premises form a part, Curtiss shall have the right to transfer the security to the vendee, who shall acknowledge receipt of the same, and Curtiss shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord.

     4.4 Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the security provided herein, and that neither Curtiss nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

5.   PURPOSE AND USE:

     5.1 Tenant shall use and occupy the Premises for the purpose of warehousing, distribution and/or manufacturing including without limitation warehousing, distribution and manufacturing of paper products, any related business, and offices in connection therewith, and for no other purpose. Curtiss represents and warrants to Tenant that the Premises are located in a LIP (light industrial park) zone and may lawfully be used by Tenant for warehousing, distribution and manufacturing of paper products and related activities. Promptly following completion of the work to be performed by Landlord, pursuant to Article 8 hereof, Curtiss shall make application for, and shall take all such action as shall be necessary or appropriate and shall use its best efforts, to obtain, a permanent Certificate of Occupancy ("Certificate") permitting the use of the Premises and each building area [ILLEGIBLE] for warehousing, distribution and manufacturing purposes [ILLEGIBLE] in connection with occupancy of the Premises by Tenant hereunder and Tenant shall, at its own expense, furnish Curtiss such information as may be required to enable Curtiss to obtain such Certificate. Curtiss agrees to contest the Borough's failure to issue a Certificate or any action taken by the Borough or other governmental authority contesting Tenant's right of occupancy if an adequate basis in law and fact exists. Tenant shall have the right to participate at its own cost and expense in any such proceeding by counsel of its own choosing and Curtiss shall not settle or compromise such proceeding without Tenant's consent which shall not be unreasonably withheld, which litigation shall be undertaken at Curtiss' expense. If thereafter the Certificate shall not have been issued for any reason other than due to a default by Tenant, Tenant shall have the right to terminate this lease upon sixty (60) days written notice to Curtiss. Upon vacating the Premises, the letter of credit delivered pursuant to Article 4, the then current monthly rent, appropriately apportioned, and any other prepaid sums shall be returned to Tenant and Curtiss shall immediately consent in writing to the termination of the letter of credit. In the alternative, in addition to any other abatements provided for herein, Tenant shall be entitled to a rent abatement for up six (6) months during the period that Tenant's use of the Premises in accordance with Article 5.1 shall not be in compliance with law as a result of the Certificate not having been issued for any reason other than due to a default by Tenant, upon the expiration of which period, Tenant shall vacate the Premises and neither party shall have any further obligations or liabilities hereunder. Upon vacating the Premises, the letter of credit delivered pursuant to Article 4, and any other prepaid sums shall be returned to Tenant and Curtiss shall immediately consent in writing to the termination of the letter of credit. Nothing herein, however, shall release Tenant from its obligation to repay the loan made pursuant to a certain Loan Agreement dated December 15, 1995.

     5.2 Tenant shall not knowingly permit any part of the Lease Area to be used for any unlawful purpose, nor do or permit anything to be done in or on the Lease Area which in any way violates the Certificate of Occupancy affecting the Premises or makes void or voidable any insurance then in force with respect thereto, or causes an increase in insurance rates therefor, or which will cause or be likely to cause structural damage to the Lease Area or any part thereof, or which will constitute a public or private nuisance. If Tenant's manner of use of or operations in the Premises or Tenant's failure to comply with this Article, directly causes the fire insurance rate for all or any part of the Premises or Curtiss' other property at the Facility at any time during the term hereof to be higher than it otherwise would have been, then Tenant shall reimburse Curtiss, as additional rent, within thirty (30) days of notice of the amount thereof, accompanied by appropriate supporting documentation for such additional part of all fire insurance premiums thereafter paid by Curtiss by reason of such use by Tenant or failure by Tenant to so comply.

     5.3 Anything elsewhere in this Lease to the contrary notwithstanding, if, either in response to a requirement of the fire insurer of the property of which the Premises are a part, or of any general regulation of a federal, state or local government agency, or to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the insurance rate set by said insurer, a sprinkler system in addition to the existing sprinkler system must be installed, or modifications or alterations must be made to the existing sprinkler system hereunder by reason of Tenant's operation or business or the location of partitions, trade fixtures or other contents of the Premises, Tenant shall, at Tenant's expense, promptly make such sprinkler system installation, changes, modifications or alterations, and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature.

6.   OBSERVATION OF LAWS, RULES AND REGULATIONS:

     6.1 Tenant will promptly comply with all requirements of federal, state, municipal and other governmental laws, orders, regulations, inspections, licenses and permits, with respect to the Premises and will pay promptly all fees and charges connected therewith, failing which Curtiss may, but need not, pay any and all such fees and charges for the account of Tenant, said sums constituting and being collectible as additional rent. Tenant shall at its expense furnish to Curtiss or its designee all information necessary to determine if Tenant has complied with this Lease and all applicable laws with which Tenant is required to comply. Tenant shall also on request by Curtiss furnish at Curtiss' expense such information as Curtiss may reasonably require in connection with seeking and obtaining an approved negative declaration or an approved cleanup plan under the Industrial Site Recovery Act of the State of New Jersey ("ISRA"). Curtiss represents and warrants to Tenant that the Premises, Lease Area and all appurtenances, fixtures, facilities and installations relating thereto are and shall be delivered to Tenant in full compliance with all laws, including, without limitation, the ISRA, all other environmental, pollution, health, safety, fire and building code laws, and that to the best of Curtiss' knowledge the same are and shall be free of any and all hazardous substances which may give rise to a violation of such laws. There are no violations, whether or not of record, affecting the Premises or the Building and Curtiss knows of no facts, circumstances, conditions, bases or ground for any such violations. Curtiss covenants and agrees to defend, hold harmless and indemnify Tenant, its shareholders, officers, directors, employees, agents, permitted subtenants and assigns from and against any and all liabilities, losses, claims, actions, causes of action, damages, demands, judgments, fines penalties, costs and expenses, including, without limitation, attorneys' fees, court costs and disbursements, (collectively, "Claims") arising out of or in connection with the presence of hazardous materials in or about the Premises. With respect to the foregoing, Tenant shall have the right to participate in the defense of, or at its option, to assume the defense of, any action, suit, proceeding, demand, assessment or judgment brought by any party against Tenant. Curtiss shall be fully and solely responsible, at Curtiss' sole cost and expense, for any clean-up and repairs, structural or otherwise, required due to the presence of hazardous materials in the Lease Area. If any clean-up, repair or similar action is required by any governmental or quasi-governmental agency as a result of hazardous materials in the Lease Area not generated by Tenant, and such action materially interferes with the conduct of Tenant's business at the Premises, Base Rent and additional rent will abate in proportion to the interference or damage sustained by Tenant during such period, provided, however, if such interference with the operation of Tenant's business causes a material financial impact which shall continue for a period in excess of thirty (30) days, Tenant may terminate this Lease upon giving not less than sixty (60) days' written notice. The applicable provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

     6.1.1 Tenant shall not generate, discharge or allow the escape of any hazardous substance or pollutant in or about the Premises in violation of applicable environmental laws. Tenant further agrees to remove any pollutant or hazardous substance entering into the Premises during the term of this lease which occurs as a result of Tenant's negligence. Tenant shall indemnify, defend and hold Curtiss, its officers, directors, shareholders, employees and agents harmless from any costs and expenses including remediation expenses incurred resulting from Tenant's breach of any of said obligations,

     6.2 Tenant covenants and agrees that if, other than with respect to or as a result of conditions and/or hazardous materials at the Premises or Lease Area existing as of the date hereof, or as of the Occupancy Date applicable to each building area (other than the installation of the concrete floor by Tenant), or for which Curtiss is otherwise liable pursuant to section 6.1, Tenant's use or cessation of use of the Lease Area at any time during the term or extended term or any period of holding over hereunder shall be such as to make Tenant subject to ISRA with respect to such use,

Tenant shall at least six (6) months before the expiration of the term or any extended term hereof file such notice or notices and initiate such other action as shall under ISRA or regulations issued pursuant thereto then be required of an operator of an industrial establishment who has already made public the decision to close operations. Tenant further covenants and agrees to exert its best efforts to complete any actions then required in order to obtain either an approved negative declaration or a certification by the Department of Environmental Protection that Tenant's cleanup plan has been executed and the Lease Area, other than with respect to or as a result of conditions and/or hazardous materials at the Premises or Lease area existing as of the date hereof or as of the Occupancy Date applicable to each building, or for which Curtiss is otherwise liable pursuant to Section 6.1 has been detoxified (as the concepts of approved negative declaration and certification by the Department of Environmental Protection are used in ISRA) within the term or extended term hereof. Tenant shall be responsible for all costs of or associated with any compliance with ISRA that may be required as the result of Tenant's use of the Lease Area, other than with respect to or as a result of conditions and/or hazardous materials at the Premises or Lease area existing as of the date hereof or as of the Occupancy Date applicable to each building, or for which Curtiss is otherwise liable pursuant to section 6.1, regardless of whether such costs be incurred during or subsequent to the term or any extended term hereof. The obligations of this Section 6.2 are in addition to those imposed by section 6.1.

     6.3 Tenant shall not place any load on the floor of the

Premises which shall exceed 800 lbs. per square foot, nor will it do or permit any act or thing to be done in or to the Lease Area which, directly or indirectly, may be dangerous to life, limb or property, or which shall subject Curtiss to any liability to any person for any damage whatsoever.

     6.4 Tenant shall pay all costs, expenses, fines, penalties or damages, including but not limited to reasonable legal expenses, which may be incurred by Curtiss by reason of Tenant's failure to comply with the provisions of this Article.

7. CONDITION 0F PREMISES, REPAIR, MAINTENANCE, REMOVAL 0F TRADE FIXTURES:

     7.1 Tenant has examined the Premises before signing this Lease and is satisfied with the condition thereof excepting (i) such alterations, improvements and repairs which are specifically provided for by Article 8 and
(ii) latent defects, and provided that the representations of Curtiss herein contained with respect to the Premises are true and accurate. Except as provided in this Article and Article 8, Tenant's occupancy of any portion of the Premises after commencement of the Lease term shall be conclusive evidence against Tenant that the Premises are in good order and repair at the time of delivery other than for latent defects.

     7.2 No promise of Curtiss to alter, remodel, improve, repair, decorate or clean, and no representation, statement or warranty express or implied, respecting the condition of the Premises, or any other matter relating to this Lease, has been made by Curtiss to Tenant, nor is any representative of Curtiss authorized to make any such promise, representation, statement or warranty, unless the same is contained in this Lease or is in a writing expressly made a part hereof.

     7.3 Curtiss shall, at its sole cost, repair and maintain in good working order, condition and repair and in tenantable condition, the Premises' foundations, load-bearing walls, roof and the underground or covered portions of the plumbing and sewer systems, all portions of the electrical and water distribution systems up to the Premises, all transformers and electrical substations, and the non-exclusive areas unless such repairs are necessitated by the negligent acts of Tenant, its employees, agents or other invitees or licensees. Except as otherwise provided in Article 12, no allowance shall be made to Tenant for any diminution in the value of the Premises nor shall Curtiss be liable to Tenant for any inconvenience or damage to Tenant's business arising from Curtiss' failure to meet its obligations under this Section 7.3.

     7.4 Tenant shall make all other repairs and replacements to the Premises, including but not limited to the floor, above ground and uncovered portions of the plumbing and sewer systems and the entire electrical, heating, ventilating, air conditioning, sprinkler, hot and cold water systems, and exclusive yard and parking areas so as to keep same in tenantable and proper condition without cost to Curtiss. Further, in no event shall Tenant be liable for any repairs or replacements due to the negligent acts of Curtiss or Curtiss' employees, agents or representatives. In no event shall Tenant be obligated to make repairs to the items identified in Section 7.3 unless due to Tenant's negligence.

Except as to Curtiss' obligation under Article 8 hereof, Tenant shall also make any and all repairs or changes which may be necessary to make the Premises and the use thereof comply with applicable laws, ordinances, orders or regulations of any federal, state, county or municipal authority now or hereafter in effect except as otherwise provided elsewhere in this Lease.

     7.5 All repairs made by Tenant hereunder shall be of quality or class equal to the original work or construction and to the reasonable satisfaction of Curtiss. If Tenant shall fail to make the repairs or perform the maintenance required thereof following 30 days' written notice from Curtiss, Tenant shall be liable for any damage to the Premises and Curtiss may have such repairs or maintenance done at the expense of Tenant, said damage, and expense constituting and being collectible as additional rent within five (5) days of notification to Tenant of the amount involved accompanied by appropriate invoices and receipts therefore.

     7.6 Tenant shall supply all janitorial services required to maintain the exterior and interior of the Premises in a neat, clean and orderly condition, and shall further be responsible to remove any litter or debris created by or attributable to Tenant's operations, employees, or other invitees or licensees, in the non-exclusive area. Commencing upon the Occupancy Date applicable to each building area, Tenant shall pay Curtiss, monthly, as additional rent, within ten
(10) days after Tenant is billed therefor, its share, as defined below, of all costs and expenses, direct and indirect, incurred by Curtiss in maintaining and repairing the common areas which are deemed to serve, be associated with or benefit the area in which the Premises are located, consisting of roads, fencing, gates, non-exclusive parking lots, sidewalks, stairways, and landscaped areas. Costs and expenses incurred in connection with the common area shall include, but not be limited to, those relating to (a) removal of snow, ice and debris; (b) traffic regulation, paving and curbing; (c) landscaping, planting and shrubbery; and (d) lighting plus administrative costs incurred in connection with the aforesaid items. In no event shall such costs and expenses include: (a) the cost of any capital improvements to the Building or related property or the cost of any item that is or should in accordance with generally accepted accounting principles be capitalized on the books of Curtiss, (b) costs or repairs, alterations or replacements necessitated by casualty losses or the exercise of the rights of eminent domain or which relate to any violations or notices of violation issued against the Facility or the common or exterior areas other than due to Tenant acts, or (c) fees and/or expenses incurred with regard to leasing, selling or financing any portion of the Building, Facility or the common areas thereof, or (d) fees, costs and/or expenses incurred in connection with work or services performed for or exclusively benefitting another tenant in the Facility; (e) or cost or expenses on account of computations where the aggreqate of the proportionate shares for all tenants of the Facility subject to the common area charge equal a number greater than 100 percent of such charge. Curtiss represents and warrants to Tenant that the rentable building area presently served, associated with or benefitted by the common areas is 2,139,074 square feet, which measurement may be changed from time to time to reflect additions to or deletions from the rentable building area. Tenant's share shall be appropriately reduced in the event of additions to the rentable building area. Tenant's share of common area costs and expenses shall be a decimal portion of the total calculated in accordance with the following formula:

                            Square Footage of Premises
         Tenant's Portion = -----------------------------------
                            Square Footage of Rentable Building
                            Area Served, Associated with or
                            Benefitting the Common Areas,

provided, however, that Tenant's share of common area costs shall not exceed five (5) cents per annum per square foot of the Premises leased hereunder and any overpayments made by Tenant during any lease year shall be promptly refunded by Curtiss to Tenant. This obligation shall survive the expiration or earlier termination of this Lease. All common area costs for any partial month falling within the term shall be appropriately pro-rated. Curtiss shall provide an annual statement setting forth the manner in which such amounts were calculated. Curtiss shall furnish to Tenant, within ten (10) business days of Tenant's request therefor, any and all additional information and documentation reasonably required by Tenant to confirm and verify such calculations. Tenant shall have the annual right during the term of this Lease to conduct an audit of Curtiss' books, documents, records, papers and files relating to the common area costs for any year. For any such audit, upon reasonable advance notice, Curtiss shall make such documents available at Curtiss' office in New Jersey for examination during business hours by Tenant, Tenant's agents, representatives and/or employees. Curtiss agrees that it shall keep the non-exclusive areas free of snow, debris and any other obstruction or interference to the extent practical, but shall not be liable to Tenant for any inconvenience or damage to Tenant's business for failure to do so provided it exerts its best efforts.

     7.7 Machinery and mechanical equipment belonging to the Tenant which cause vibration, noise, cold or heat that may be transmitted to the building structure or to any portion thereof to such degree as to be likely to damage the Premises, shall be placed and maintained in such a way as to eliminate or prevent such vibration, noise, cold or heat.

     7.8 At the expiration or sooner termination of the Lease, Tenant shall deliver the Premises to Curtiss in substantially the same condition in which they existed at the inception of this Lease, and as modified by Landlord's work, reasonable wear and tear, and damage by fire or other casualty, excepted.

     7.9 Tenant shall have the right at all times and, at Curtiss' request, the obligation, upon the termination of this Lease or termination of any renewal thereof to remove any and all trade fixtures, machinery and equipment furnished by it. Should Tenant exercise its rights hereunder, or should Curtiss by notice to Tenant no later than thirty (30) days prior to the date fixed as the termination of this Lease, notify Tenant to remove said trade fixtures, machinery and equipment, the same shall be removed from the Premises by Tenant forthwith at Tenant's expense, and Tenant will repair and restore all surfaces from which trade fixtures, machinery and equipment are removed to at least the equal of their condition prior to installation, reasonable wear and tear and damage by fire or other casualty excepted. All property permitted or required to be removed by Tenant at the end of the term remaining in the Premises after Tenant's removal, shall be deemed abandoned and may, at Curtiss' election, either be retained as Curtiss' property or may be removed from the Premises by Curtiss at Tenant's expense, which expense to the extent reasonable shall be collectible as additional rent within five (5) days after notice to Tenant of the amount involved.

8.   MODIFICATIONS BY LANDLORD:

     8.1 On or before the delivery date applicable to each building area, Curtiss shall substantially complete the changes, modifications and alterations applicable to such building area as is listed on Exhibit "B", which is attached hereto and made a part hereof, at its sole cost, subject only to delays in making said changes, modifications and alterations caused by strikes, acts of God or other causes beyond its control. For purposes hereof, the work shall be deemed "substantially complete" on the date that all such work has been performed, in accordance with Exhibit B annexed to this agreement, and in a good and workerlike manner, in compliance with all applicable laws with the exception only of minor punchlist items which shall be completed by Curtiss within thirty
(30) days from substantial completion provided however that if any punchlist item is not capable of being performed within such thirty (30) day period then Curtiss shall perform such items with due diligence. All such work shall be performed by Curtiss in a good and workerlike manner in accordance with all applicable laws, orders, rules and regulations of all governmental authorities having or asserting jurisdiction of the Premises. Any and all defects in workmanship shall be promptly corrected by Curtiss. Tenant shall have thirty (30) days from the date of written notice of completion by Curtiss of any item of work listed on Exhibit "B" to notify Curtiss in writing of any objections it has to that item of work. In the absence of notification within such period, said work shall be deemed conclusively to have been satisfactorily completed in accordance with Exhibit "B" except with respect to latent defects. Tenant shall have the benefit of any warranties obtained by Curtiss in connection with the modifications and alterations made by or for Curtiss hereunder. To the extent such warranties are not assignable Tenant shall have the right to enforce such warranties in the name of Curtiss at Tenant's expense.

9.   UTILITIES.

     9.1 Curtiss shall, at its expense, furnish to the Premises gas-fired heating units which are and shall be in good working order, repair and condition and sufficient to heat the Premises to a temperature of 70 degrees Fahrenheit when the exterior temperature is 0 degrees Fahrenheit. Tenant shall, at its expense, service, maintain and operate the heating units so as to maintain a minimum temperature in the Premises of 50 degrees Fahrenheit at all times. Gas to the Premises is supplied by PSE&G.

     Tenant shall, as promptly as practicable after the signing of this Lease, apply to PSE&G for service of gas to the Premises and shall obtain from and pay said utility directly for gas consumed by Tenant.

     9.2 Tenant shall purchase its electric power from Curtiss on the following terms. Curtiss shall install and maintain meters at its own expense to measure the electric power supplied to Tenant. Tenant shall pay monthly for the power supplied at the rate determined and adjusted by Curtiss in accordance with the provisions of Sections 9.2 and 9.3 of this Lease, which as of December 1, 1995, was .1217 per kilowatt hour. The initial rate will be a projected rate for the remaining monthly billing period between the first day following the expiration of each Abatement Period applicable to each building area and the final day of the September billing period next ensuing and will include all of Curtiss' projected costs applicable to that period both direct and indirect to purchase and distribute the power. This projected rate will be adjusted each year based on Curtiss' projection of such costs for the following 12 month period commencing with the October billing and ending with the September billing of the following year. Such adjusted projected rate will be billed Tenant commencing with the October billing of each year. By December 1 of each year, Curtiss will advise Tenant of its final rate for the prior 12 months (i.e., from the October billing of the preceding year to and including the September billing of the current year). The first billing after the determination of the actual costs will include a debit or credit measured by the difference between the projected rate billed and actual rate, which debit or credit will be due or payable by Curtiss or Tenant, as the case may be, with such billing. The obligation to remit any credits or debits shall survive the expiration or earlier termination of the Lease term.

     9.3 The rate shall be calculated according to the following formula:

                                  Total Cost plus
                               10% of such Total Cost
         Rate/kilowatt hour = ------------------------
                               Total Consumption (in
                                  kilowatt hours)

wherein Total Cost shall mean all of Curtiss' costs as defined in Section 9.4 of purchasing and distributing the total amount of electric power consumed by all users in the Facility during the relevant time period; and Total Consumption shall mean the total amount of electric power consumed by Tenant and all other users in the Facility of electric power purchased by Curtiss during the relevant time period, it being recognized that such total Consumption will fluctuate from time to time by reason of increases and decreases in user's needs for electric power during the period and the withdrawal of existing users or addition of new users to the total user base, and thus that the Rate will be adjusted not only for changes in individual elements of costs but also may vary with the volume of Total Consumption.

     9.4 The costs of purchasing and  distributing  electric power shall include
each  and  every   expense   incurred   in   connection   with  the   ownership,
administration,   management,   operation  and   maintenance   of  the  electric
transformer and distribution system, including but not limited to costs of purchase net of any discounts and/or rebates; wages, salaries and fees paid to persons either employed by Curtiss or engaged as independent contractors in the operation of the electric power supply system; transformer, and distribution losses; repairs, maintenance, alterations, additions and improvements to the electric power supply system which are expended, whether made by persons employed by Curtiss or engaged as independent contractors, taxes, insurance, and administration costs; "costs" as used herein shall not include costs incurred to remedy any violation of applicable Federal, State or local laws, rules, orders, or regulations. All such costs shall be reflected on a reasonably detailed comparative statement (the "Statement") accompanied by appropriate supporting documentation which shall be delivered to the Tenant upon request in writing made within ninety (90) days after Tenant's receipt of notice of the effective date of the change in rate and the applicable provisions of
Section 7.6 above relating to Tenant's right to audit the books and records of Curtiss shall apply and are deemed incorporated herein by reference. If Tenant shall commence manufacturing at the Premises, Curtiss agrees to negotiate in good faith with Tenant for a discounted rate for Tenant's electric consumption.

     9.5 Notwithstanding any other provisions of this Lease, (1) Curtiss shall have no responsibility to supply electric power which exceeds the capacity of Curtiss' present supply system, (but Curtiss hereby warrants that its present system shall supply a minimum of 1200 amps of electrical power to the Premises) and (2) Curtiss shall have the right to terminate the supply of electric power to Tenant on six months' advance notice in writing based upon Curtiss' reasonable determination that the system is unable to accommodate Tenant's electrical power requirements. If, notwithstanding Tenant's efforts to obtain direct service, Tenant is unable to do so within such six (6) month period, Curtiss agrees that it shall not terminate the supply of electric power to Tenant for an additional two month period. Following the effective date of termination Tenant shall be responsible for obtaining its own supply of electric power directly from the utility company at its own expense in which event Tenant shall have no further liabilities or obligations under Section 9.2. Curtiss agrees to reasonably cooperate in the installation of such direct service including granting all necessary utility easements; provided, however, the work of installing direct service to Tenant shall be subject to the provisions of
Article 10 hereof, provided however, Curtiss' disapproval of Tenant's plans for the installation of direct service may be based solely on its reasonable determination that the proposed work will materially interfere with the Building systems and is incompatible with the Building structure, and in no event shall Tenant's installation impair the supply of utility service to other tenants.

     9.6 Tenant shall purchase water from Curtiss on the following terms. Curtiss shall install and maintain meters at its own expense to measure the water supplied to Tenant. Tenant shall pay for water supplied at the rate determined and adjusted by Curtiss from time to time in accordance with the provisions of Section 9.7 below. The initial rate will be a projected rate for the remaining monthly billing periods between the first day following the expiration of each Abatement Period applicable to each building area and the final day of the September billing period next ensuing and will include Curtiss' projection of all of its costs applicable to that period both direct and indirect to acquire and distribute the water and furnish sewer service, excluding the cost of water meters, the cost of which shall be billed as a separate meter charge. Said meter charge shall be equivalent to that charged by the Passaic Valley Water Commission for water meters of the same size as those installed on the Premises. This projected rate will be adjusted each year based on Curtiss' projection of such costs for the following 12-month period commencing with the October billing and ending with the September billing of the following year. Such adjusted projected rate will be billed Tenant commencing with the October billing of each year. By December 1 of each year, Curtiss will advise Tenant of its final rate for the prior 12 months (i.e., from the October billing of the preceding year to and including the September billing of the current year). The first billing after the determination of the actual costs will include a debit or credit measured by the difference between the projected rate billed and actual rate, which debit or credit will be due or payable by Curtiss or Tenant, as the case may be, with such billing. The obligation to remit the credit or debit, as the case may be, shall survive the expiration or earlier termination of this Lease.

     9.7 The rate shall be calculated according to the following formula:

                                  Total Cost plus 10%
                                  of such Total Cost
                Rate/cubic foot = --------------------
                                   Total consumption
                                   (in cubic feet)

wherein Total Cost shall mean all of Curtiss' costs as defined in Section 9.8 of acquiring and distributing the total amount of water consumed by all users in the Facility during the relevant time period; and Total Consumption shall mean the total amount of water consumed by Tenant and all other users in the Facility of water supplied by Curtiss during the relevant time period, it being recognized that Total Consumption will fluctuate from time to time by reason of increases and decreases in users' needs for water during the period and the withdrawal of existing users or addition of new users to the total user base, and thus that the Rate will be adjusted not only for changes in individual elements of cost but also may vary with the volume of Total Consumption.

     9.8 The costs of acquiring and distributing water shall include each and every expense incurred in connection with the ownership, administration, management, operation and maintenance of the water supply system and sewage system, including but not limited to costs of purchase net of any discounts and/or rebates; wages, salaries and fees paid to persons either employed by Curtiss or engaged as independent contractors in the operation of the water supply system and sewage system; electricity; transmission and distribution losses; repairs, maintenance, alterations, additions and improvements to the water supply system and sewage system which are expended, whether made by persons employed by Curtiss or engaged as independent contractors, taxes, insurance, and administrative costs; "costs" as used herein shall not include costs incurred to remedy any violation of applicable Federal, State or local laws, rules, orders or regulations. All such costs shall be reflected on a reasonably detailed comparative statement (the "Statement") accompanied by appropriate supporting documentation which shall be delivered to the Tenant upon request in writing made within ninety (90) days after Tenant's receipt of notice of the effective date of a change in rate and the applicable provisions of
Section 7.6 above relating to Tenant's right to audit the books and records of Curtiss shall apply and are deemed incorporated herein by reference.

     9.9 The expenses referred to in this Article shall be determined in accordance with generally accepted accounting principles consistently applied and each Statement furnished shall be certified by Curtiss as true and correct. Tenant or its representatives shall have the right, at Tenant's expense, upon reasonable notice and during reasonable hours, to inspect the books of Curtiss to the extent necessary to verify the information contained in any Statement, provided prior written request for such inspection shall be made by Tenant within ninety (90) days after receipt of such Statement.

     9.10 Notwithstanding any other provisions of this Lease, (1) Curtiss shall have no responsibility to supply water which exceeds the capacity of Curtiss' present supply system and (2) Curtiss shall have the right to terminate the supply of water to Tenant on six (6) months' advance notice in writing based upon Curtiss' reasonable determination that the system is unable to accommodate Tenant's water requirements. If notwithstanding Tenant's best efforts to obtain direct service, Tenant is unable to do so within such six (6) month period, Curtiss agrees that it shall not terminate the supply of water to Tenant for an additional two (2) month period. Following the effective date of termination Tenant shall be responsible for obtaining its own supply of water directly from the utility company at its own expense, in which event Tenant shall have no further liabilities or obligations under Section 9.6. Curtiss agrees to reasonably cooperate in the installation of such direct service including granting all necessary utility easements;

provided, however, the work of installing direct service to Tenant shall be subject to the provisions of Article 10 hereof, and in no event shall Tenant's installation impair the supply of utility service to other tenants provided, however, Curtiss' disapproval of Tenant's plans for the installation of direct service may be based solely on its reasonable determination that the proposed work will materially interfere with the Building systems and is incompatible with the Building structure.

     9.11 Sanitary wastes from the Premises may be discharged into Curtiss' sanitary sewers. Tenant shall make no connection to Curtiss' system without first obtaining in advance Curtiss' written approval thereto, which shall not be unreasonably withheld.

     9.12 Tenant agrees that it will, at no time, discharge into Curtiss' sewer system any substance, liquid or solid, which may be detrimental to or cause disintegration of or damage to Curtiss' sewer line or system, or which may violate local, state or federal laws or statutes. Without limitation of Curtiss' rights under Article 17 of this Lease, Tenant shall promptly after the discovery of any such improper or unlawful use take all necessary steps to discontinue such use. Tenant shall indemnify Curtiss against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims and demands, including reasonable counsel fees; arising out of any violation of this covenant.

     9.13 Tenant will be billed no more often than monthly for the above utilities. In the event Curtiss' charges to Tenant for the supplying of utilities hereunder remain unpaid for a period of fifteen (15) days after the same are billed, Curtiss may, upon three (3) days' notice, discontinue all utility services while such charge remains unpaid without prejudice to Curtiss' rights hereunder for default in the payment of additional rent, without releasing Tenant from any liability under this Lease and without Curtiss or its agents or employees incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. All utility charges payable under this Lease shall be considered additional rent hereunder.

     9.14 Curtiss does not warrant that any utility service, including electric, water and sewerage will be free from interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, laws, orders or regulations of any federal, state or municipal authorities, inability of Curtiss to obtain fuel or supplies or any other cause or causes whether or not beyond the reasonable control of Curtiss. While Curtiss shall attempt to restore such service using its best efforts and taking into account Tenant's business operations using its best efforts to minimize interference with Tenant's operations, any such interruption shall neither be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof nor relieve Tenant from full performance of Tenant's obligations under this Lease.

     9.15 Curtiss shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of the utility service is changed or interrupted, or if no longer available or suitable for Tenant's requirements.

     9.16 Should Curtiss or a public utility require a change in the method of supplying Tenant with a utility hereunder, Curtiss shall immediately notify Tenant of such required change and may either effectuate such change or advise Tenant of its election not to supply said utility. In such latter event, Tenant shall obtain said utility directly at its cost and shall have no further liability to Curtiss for the cost therefor.

     9.17 In the event Tenant converts or attempts to convert to its own use, any utility supplied to it or to another Tenant at the Facility without payment therefor as provided herein, Tenant shall promptly pay to Curtiss for the utility service converted or attempted to be converted a sum equal to the total billing charges for the six (6) month preceding the date of such act.

     9.18 Curtiss shall not be obligated to supply Tenant with any utilities other than as set forth hereunder.

     9.19 Curtiss will, at Tenant's request and reasonable expense, upon reasonable notice by Tenant and at reasonable times, disconnect or interrupt utilities supplied to or routed through the Premises if same is required for the purpose of Tenant performing construction or maintenance on the Premises.


10.  ALTERATIONS BY TENANT:

     10.1 Tenant shall make no alterations or changes in the Lease Area, including alterations or changes to utility systems serving the Premises, other than of a decorative or cosmetic nature without the prior written consent of Curtiss first had and obtained. Detailed plans and specifications showing any such proposed alterations and changes shall be submitted to Curtiss for approval with the application for such consent, which consent and approval shall not be unreasonably withheld. Curtiss' failure to grant or deny its consent or approval as the case may be within ten (10) days of receipt of Tenant's written request therefor shall constitute Curtiss' consent and/or approval, as the case may be.

     10.2 All alterations and changes by Tenant shall be made at the sole cost and expense of Tenant and under the supervision of Curtiss. All alterations and changes by Tenant shall be made in a workmanlike manner and in conformance with all municipal, state or other governmental regulations, and built-in non-moveable alterations shall, upon installation, become the property of Curtiss. All moveable property, furniture, furnishings, equipment, improvements, installations and trade fixtures may be freely removed from the Premises, including interior partitions. Upon Curtiss' request given no later than sixty
(60) days prior to the termination of this Lease, Tenant shall, not later than the termination of this Lease, remove all alterations, additions and improvements made by Tenant pursuant to this Article, and Tenant will repair and restore all surfaces from which alterations, additions or improvements are removed to at least the equal of their condition prior to installation, reasonable wear and tear and damage by fire or other casualty excepted. All alterations, additions and improvements required to be removed by Tenant pursuant to this Section 10.2 remaining after the termination of this Lease may be removed from the Premises by Curtiss at Tenant's expense, which expenses to the extent reasonable, shall be collectible as additional rent. Curtiss shall not, in any event or under any circumstances, have any liability or responsibility for any such alterations, additions or improvements.

11.  MECHANIC'S LIENS:

     11.1 Tenant will not create and will discharge within 30 days of Tenant's receipt of notice of the filing thereof, by filing the bond required by law, or otherwise, any mechanic's, laborer's or materialman's lien which shall be or become a lien, encumbrance or charge upon the Premises or any part thereof or the income therefrom, as a result of any action by or on behalf of Tenant, and will not suffer any other matter or thing arising out of its use and occupancy whereby the estate, rights and interests of Curtiss in the Premises or any part thereof would be impaired. Notice is hereby given that Curtiss shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Curtiss in and to the Premises.

12.  DAMAGE BY FIRE OR OTHER CASUALTY:

     12.1 In the event the Premises are rendered totally unusable by fire or other casualty, this Lease shall terminate and be of no further force and effect as of the date of said fire or other casualty and Tenant shall forthwith vacate and surrender the Premises. In the event of fire or other casualty by any cause which renders less than thirty percent (30%) of the Premises unusable, Curtiss shall repair such damage with reasonable diligence. During the period of repair the Lease shall remain in force, provided, however, the Tenant shall be entitled to a proportionate reduction of said rental for that portion of the Premises not usable. In the event of fire or other casualty which renders at least thirty percent (30%) of the Premises unusable, Curtiss may, at its option, exercisable within thirty (30) days of such fire or casualty, either terminate this Lease or elect to repair such damage. In the event Curtiss decides to make such repairs, Tenant shall have the right to terminate this Lease within 30 days of Curtiss' election, otherwise this Lease shall continue in full force and effect, but Tenant shall be entitled to a proportionate reduction of said rental for that portion of the Premises not usable. In the event Curtiss determines not to repair the Premises, this Lease shall be deemed terminated as of the date of said fire or casualty, except that Tenant shall have thirty (30) days from the date of said notice to vacate and surrender the Premises. During the period prior to Tenant's vacating the Premises, rent shall be due and payable on the usable portion of the Premises at the rates provided for herein, and the provisions of the Lease shall continue to govern such occupancy to the extent applicable.

13.  EMINENT DOMAIN OR CONDEMNATION:

     13.1 If the whole or any part of the Premises shall be condemned or taken by any municipal, county, federal, state or other lawful authority for any purpose, then the term of this Lease shall cease on the part so taken from the day and the possession of that part shall be required by the taking agency and the rent shall be paid up to that day on the part so taken. Curtiss shall have the right either to cancel this Lease and declare the same null and void,' or to require Tenant to continue in the possession of the remainder of the same under the terms herein provided, if less than thirty percent (30%) of the space is taken, except that the rent shall be reduced in proportion to the amount of the Premises taken. If more than thirty percent (30%) of the space is taken, Curtiss or Tenant shall have the option to cancel this Lease. All damage awarded for such taking shall belong to and be the property of Curtiss, whether such damage shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Premises herein leased or as severance damages, provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal and relocation of, or for the value of stock, trade fixtures, furniture and other personal property belonging to Tenant.

14. RIGHT TO INSPECT AND EXHIBIT:

     14.1 Curtiss or its agents may enter the Premises at all reasonable times upon reasonable advance notice in order to inspect the same, to monitor utility consumption and install additional utility consumption measuring devices, to determine compliance with the terms of this Lease or existing laws, rules or regulations affecting the Premises, to service its equipment, to make repairs or alterations required to be performed by Curtiss, or to exhibit the Premises to real estate agencies and other associated persons and prospective purchasers or mortgagees and, during the last six (6) months of the term, to prospective tenants, provided said entrance does not unreasonably interfere with Tenant's operations. At any time Curtiss may affix a "For Sale" sign, and during the last six months of the term Curtiss may affix a notice that the Premises are for rent, in each case to a suitable part of the Premises, exclusive of doors and windows and so as not to obstruct Tenant's signs. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when due to an emergency entry therein shall be necessary to prevent damage to persons or property, Curtiss or its agents may enter the Premises without rendering Curtiss or such agents liable therefor other than for physical damage or for loss due to its or their acts (during such entry Curtiss or its agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease.

15.  LIABILITY OF LANDLORD, INDEMNIFICATION AND INSURANCE BY TENANT:

     15.1 Tenant hereby agrees that Curtiss shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, customers, or any other invitee or other person in or about the Premises, injury to the person of Tenant, Tenant's employees, agents, contractors, or other invitees, regardless of whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other cause or whether the said damage or injury results from conditions arising upon the Premises, or from other sources or places for whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

     15.2 Tenant further assumes all risk of and responsibility for, and agrees to indemnify and hold Curtiss harmless from, any claim, loss, liability, or judgment for any personal injury or loss of life and for any damages to the property of any person, corporation or other entity (including but not limited to the parties hereto, their respective agents, contractors or employees) arising out of or in any manner connected with the acts or omissions of Tenant hereunder, or the use, construction, operation or condition of the facilities erected by Tenant on the Lease Area, or any other act, omission or breach of legal obligation by Tenant (whether or not such act, omission or breach is deemed negligent); and regardless whether any such claim or loss is sustained by Tenant, Curtiss, or their respective agents, contractors, or employees, or by any other persons or corporations which seek to hold Curtiss liable therefor. Tenant shall also, at its own cost and expense, pay all reasonable charges of attorneys and all reasonable costs and expenses arising from any of the aforesaid claims or losses, or incurred in connection therewith, including all reasonable charges of attorneys and reasonable Costs and expenses incurred by Curtiss in connection with the enforcement of this Section against Tenant in any action or claim brought against Tenant and Curtiss by third parties, or in any separate action or claim under this Article brought against Tenant, or in any other action or claim. With respect to any claim as to which Curtiss is indemnified hereunder, Tenant shall have the sole right to control the conduct of the defense of any such action, suit or proceeding and to settle and compromise any claim. Notwithstanding the foregoing, Curtiss agrees to waive its right of recovery against Tenant for loss or damage to the Lease Area covered by fire and supplemental casualty insurance carried by Curtiss on the Lease Area to the extent of recovery by Curtiss under such insurance. At all times during the Lease term and extensions thereof, Curtiss shall maintain insurance on the Lease Area against fire or other casualty in an amount not less than 80% of the replacement value thereof.

     15.3 Tenant shall, at Tenant's sole cost and expense and for the mutual benefit of Curtiss and Tenant, maintain public liability (including contractual liability) insurance. Tenant shall also maintain property insurance on its own property (including specifically fire and extended risks ("all risks") insurance covering all types of water damage) and employers liability and compensation insurance. The public liability insurance shall insure Tenant and Curtiss against claims for personal injury, death or property damage occurring upon, in or about the Premises, in the total amount of not less than Five Million Dollars ($5,000,000) combined single limit per occurrence. Such insurance shall not have a deductible in excess of $35,000 unless Tenant posts adequate security for Curtiss' liability in the amount of the excess deductible. Tenant agrees that it will procure endorsements on the policy or policies providing such insurance wherein and whereby the insurance company will agree that Curtiss shall be given thirty (30) days' advance written notice of any cancellation or reduction of insurance under such policy or policies, and that copies of all endorsements issued after the date of such policy or policies shall be forwarded to Curtiss. All such policies shall name Curtiss as additional insured and Tenant shall furnish Curtiss within ten (10) days before the commencement of the term of this Lease with a certificate of insurance from the insurance company showing Curtiss to be an additional insured as specified hereunder. At the same time, or as soon as practicable after the policies are issued, Curtiss shall also be furnished with a copy of all such policies. Failure to procure and maintain such insurance shall be deemed a material default of Tenant justifying termination of this Lease for default under Section 17.1(a). In the event Tenant fails to pay any premium on such policy or policies within 10 days of when due, Curtiss may, but shall not be obligated to, pay the same. Any amount paid by Curtiss shall be deemed additional rent and shall be payable within five (5) days' notice to Tenant of such payment and amount.


16.  RIGHTS OF LANDLORD TO CURE BREACH, ADDITIONAL RENT:

     16.1 Without prejudice to the rights of Curtiss under other provisions herein calling for additional rent, in the event that any breach hereunder by Tenant, continues beyond the notice and cure period provided in this Lease, Curtiss may on five (5) business days notice to Tenant cure such breach for the account and at the expense of Tenant (except that no notice need be given in event of an emergency). If Curtiss, at any time by reason of such breach, is compelled to pay or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding to enforce Curtiss' rights hereunder or otherwise, the sum or sums so paid by Curtiss with interest at the statutory rate shall be deemed to be additional rent hereunder and shall be payable within thirty (30) days' notice to Tenant of such payment of the amount involved.

17.  EVENTS OF DEFAULT AND RIGHTS OF LANDLORD:

     17.1 Curtiss may terminate this Lease on five (5) days' notice in any of the following circumstances (all of which shall be deemed events of default hereunder):

     (a) If Tenant shall be in default in the performance of any covenant of this Lease (other than the covenants for the payment of Base Rent, additional rent or any other payment required to be made by Tenant hereunder which are covered in subdivision (e) of this Section) and if such default is not cured within twenty (20) days after written notice thereof given by Curtiss; or, if such default shall be of such nature that it cannot be cured completely within such twenty (20) day period, if Tenant shall not have promptly commenced within such twenty (20) day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

     (b) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) If Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety
(90) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

     (c) If the Premises become vacant or deserted.

     (d) If this Lease shall be assigned by operation of law, other than by merger or consolidation with an affiliate of Tenant, or the Premises or any portion thereof shall be sublet without the prior written consent of Curtiss except as permitted in Article 24.

     (e) If Tenant shall be in default in the payment of any Base Rent or additional rent or any other payment required to be made by Tenant following five (5) days written notice from Curtiss (provided, however, in no event shall Curtiss be required to serve more than one such notice for the non-payment of Base Rent during any six (6) month period).

     17.2 If such default is not cured within the notice and cure period provided in Section 17.1 and Curtiss shall give five (5) day notice of termination provided in Section 17.1, then at the expiration of such five (5) day period this Lease shall terminate as completely as if that were the date herein definitely fixed for the expiration of the term of this Lease, and Tenant shall surrender the Premises to Curtiss. If this Lease shall so terminate, Curtiss may at its option, without formal demand or notice of any kind, re-enter the Premises by an action to recover possession of the Premises or a summary dispossession action or by any other lawful means, and to remove Tenant therefrom without being liable for any damage therefor. In the event of such legal action by Curtiss, Tenant hereby agrees that it shall not interpose any counterclaim of any nature whatsoever in such action.

     17.3 Tenant shall remain liable for all its obligations under this Lease, despite Curtiss' re-entry, and Curtiss may re-rent or use the leased property without releasing Tenant from liability. Tenant waives any legal requirement for notice of intention to reenter and any right of redemption. Curtiss hereby covenants to and shall use all commercially reasonable efforts to (i) relet the Premises at fair market rentals and (ii) upon such reletting, collect all rents due thereunder, to mitigate its damages.

     17.4 Nothing in this Article shall be deemed to require Curtiss to give Tenant any notice, other than such notice as may be required by statute or
Section 17.1 of the Lease, prior to the commencement of an unlawful detainer action or for nonpayment of any Base Rent or additional rent, it being intended that the five (5) day notice specified in Section 17.1 is only for the purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate.

     17.5 If the Lease shall terminate as provided in this Article,

Curtiss shall have the right, at its election at any time, to recover from Tenant the rent and charges due or payable hereunder for the balance of the term, except to the extent that Curtiss has been able to re-rent the Premises and mitigate Curtiss' damages.

     17.6 Tenant shall pay and indemnify Curtiss against all legal costs and charges, including reasonable counsel fees, incurred in obtaining possession of the Premises after a default by Tenant, for such costs and charges incurred after Tenant's default in surrendering possession upon the expiration or earlier termination of the term of the Lease, and for such costs and charges incurred enforcing any covenant of Tenant herein contained.

     17.7 Nothing contained in this Article 17 hereof shall limit or prejudice the right of Curtiss to prove far and obtain as damages from Tenant by reason of termination or default hereunder an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than the amount of the difference referred to in Section 17.5.

     17.8 No act or thing done by Curtiss or its agents or employees during the term hereof shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid unless in writing, signed by Curtiss.

     17.9 No remedy herein conferred upon or reserved by Curtiss is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute, and Tenant hereby waives whatever rights it may have under N.J.S.A. 2A:18-60.

18.  TAXES AND ASSESSMENTS:

     18.1 In addition to the rent herein, for the period commencing upon the Occupancy Date applicable to each building area, Tenant also agrees to pay, monthly during the term of this Lease or any renewal or extension thereof, (notwithstanding the abatement provided in Section 3.1 herein), as additional rent, one-twelfth (1/12) of the Annual Tax Payable by Tenant for real estate taxes, charges and assessments for space occupied by Tenant computed in accordance with the following formula:

     PA/CA x AV x R = T

where

     PA = Premises Area of 488,640 square feet (or lesser areas identified in Article 2.2 above during periods identified above);

     CA = Curtiss Wood-Ridge Rentable Building Areas as of Assessment Date, which as of the date hereof is 2,322,104 square feet;

     AV = Assessed Tax Value;

     R = Annual Tax Rate; and

     T = Annual Tax Payable by Tenant;

provided, however, that Tenant shall not bear the cost of tax increases to the extent they result from increases in assessed tax value brought about by improvements to Curtiss' Wood-Ridge building any interest or penalties imposed in respect of any taxes or charges. To the extent Curtiss incurs expenses, including but not limited to administration expenses (which for the purpose of this Article, shall be deemed to be 20% of counsel fees) and counsel fees, in challenging real estate taxes or assessments to obtain a reduction or prevent or minimize an increase in such taxes or assessments for any year or years during the term or any renewal or extension of this Lease, the above calculation for the year or years challenged shall be modified or recalculated by adding the expenses attributable to each such challenged year to the taxes and assessments (AV x R) in the formula for that year, so as to charge Tenant with so much of said expenses as are attributable to the Premises. For the purpose of the modifications and recalculations discussed in the preceding sentence, the portion of the expenses that shall be attributed to each challenged year shall be determined by dividing the total of the expenses equally among the challenged years in connection with which such expenses were incurred. The additional rent reflecting Tenant's real estate taxes and assessments liability will be due in monthly installments payable concurrently with the Base Rent specified in Article 3 hereof. In the event that as the result of the resolution (by way of court decision or agreement) of a challenge (through legal proceedings or otherwise) to the real estate taxes assessed on Curtiss' Wood-Ridge buildings, the amount of taxes attributable to the Premises on account of any tax year, computed in accordance with the above formula, is changed from the amount of taxes for that year as originally so computed and paid by Tenant to Curtiss:

     (a) Tenant shall pay to Curtiss the amount of any increase in said taxes attributable to the Premises for that year in six (6) equal monthly installments, starting with the thirtieth (30th) day after Curtiss shall have given Tenant written notice of such increase; or

     (b) Curtiss shall, at its election exercised by written notice to Tenant, either refund to Tenant or credit Tenant with the amount of any decrease in said taxes attributable to the Premises for that year (i) such refund to be made in six (6) equal monthly installments starting with the tenth (10th) day after receipt by Curtiss of such refund and interest which obligation shall survive the expiration or earlier termination of this Lease, or (ii) such credit to be applied by Curtiss first against any amounts payable by Tenant to Curtiss at the time of such receipt by Curtiss and then against amounts thereafter becoming payable by Tenant to Curtiss as the same becomes payable, until such credit is utilized in full and if the term of this Lease shall expire or terminate before such credit, is utilized in full, the amount remaining thereon shall be immediately paid to Tenant, which obligation shall survive the expiration or termination of this Lease.

     The notices from Curtiss to Tenant of increased or decreased taxes shall set forth the calculation by Curtiss of the amount of increase or decrease involved. If the Facility is affected by an assessment which is payable in annual installments, then Tenant shall pay its prorata share of the installments that are due and payable during the term of this Lease. Curtiss represents and warrants to Tenant that as of the date of this Lease (i) Curtiss has no knowledge of any proposed or pending special assessments affecting the Facility or any part thereof and that (ii) no part of the Facility is subject to or affected by any assessment for public improvements, whether or not presently a lien thereon or due and payable. All sums assessed prior to but payable in whole or in installments after the commencement of the Lease term and all sums assessed during the term or any renewals or extensions thereof but payable in whole or in installments after the Lease term or any renewals or extensions thereof shall be adjusted and prorated so that Curtiss shall pay its prorated share for the period prior to and for the period subsequent to the Lease term or renewals or extensions thereof and Tenant shall pay the prorated share for the period of the Lease term and for any renewals or extensions thereof. Curtiss agrees upon written request to submit tax bills and evidence of expenses for Tenant's inspection.

     18.2 If and to the extent that due to a change in the method of taxation or assessment, any franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be substituted in whole or in part for the current ad valorem taxes now or hereafter imposed upon the Premises, such franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be deemed included in the term real estate taxes, charges and assessments for the purposes of this Article 18 but only, to the extent of the amount thereof that would be levied if Curtiss's interest in the land and building were the only assets of Curtiss. Notwithstanding the foregoing sentence, in no event shall Tenant be liable for any taxes on Curtiss' net income, regardless of the characterization of such taxes.

     18.3 The term "Rentable Building Areas" as used in this Article 18 shall mean the square footage of the Premises and that rented by all other tenants in the Curtiss Wood-Ridge facility plus the square footage of vacant rentable space in said facility as the same may be adjusted by any future increase/decrease in the gross rentable area of the Facility.

19.  PEACEFUL POSSESSION:

     19.1 Curtiss hereby covenants and agrees that if Tenant shall perform all of the material covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the term and any extension or renewal hereof have the peaceable and quiet enjoyment and possession of the leased Premises, subject, however, to the terms of this Lease.

20.  SUBORDINATION TO MORTGAGES OR OTHER ENCUMBRANCES:

     20.1 This Lease shall be subject and subordinate at all times to mortgages, ground or other underlying leases or other encumbrances which may now or hereafter affect the real property of which the Premises are a part, and to any renewal modification, consolidation, replacement or extension thereof, provided that the holder of such mortgage, lease or encumbrance agrees in writing, and shall deliver an agreement in form and substance reasonably satisfactory to Tenant and its counsel which provides, that if, by dispossess, foreclosure, or otherwise such holder, or any successor in interest, shall come into possession of the Premises or shall become the owner of such real property, or take over or exercise the right of Curtiss in the Premises, it will not disturb the possession, use or enjoyment of the Premises by Tenant, nor disaffirm this Lease or Tenant's rights hereunder, so long as Tenant shall not be in default of its material obligations beyond applicable periods of notice and cure as provided in Article 17. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages, leases or other encumbrances as may be desired by the mortgagee or lease or encumbrance holder. If any mortgagee, trustee or ground lessor shall elect to have this Lease treated as being prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lean or the date of recording thereof. Curtiss represents and warrants to Tenant that there are no mortgages, ground or underlying leases, and that there are no encumbrances that could foreclose the interest of Tenant in this Lease.

21.  SIGNS:

     21.l Without the prior written consent of Curtiss, no sign, notice, display or lettering shall be exhibited, inscribed, painted or affixed by the Tenant on any part of the Premises if the same is visible from the outside of the Premises. In the event of the violation of the foregoing by Tenant, Curtiss may remove same without liability, and may charge the reasonable expense incurred for such removal to Tenant as additional rent, which shall be payable within five (5) days of notice to Tenant hereof.

22.  HOLDING OVER:

     22.1 In the event Tenant shall for any reason remain in possession after the expiration of either the stated tern hereby granted or any renewal or extension thereof, or after the termination of this Lease by reason of default by Tenant hereunder, such possession shall be as a tenancy at sufferance during which time Tenant shall pay as Base Rent and additional rent an amount equal to double that accruing during the last month of the preceding term. This provision does not waive Curtiss' right of re-entry or any other right hereunder; and Curtiss may institute an action to recover possession of the Premises, or a summary dispossession action, without first providing Tenant with notice to quit.

23.  BROKER:

     23.1 The parties hereto agree that Alliance Real Estate Group, Inc. brought about this Lease and that Curtiss shall pay the broker's commission therefor pursuant to separate agreement. Each party represents and warrants to the other that it has not dealt with any other broker or finder with respect to this transaction of Lease and each party shall hold the other harmless from and indemnify the other party against any brokerage fee or claim attributable to its own act or deed.

24.  ASSIGNMENT AND SUBLETTING OF PREMISES:

     24.1 The Tenant shall not sublet the Premises nor any portion thereof nor shall this Lease be assigned by Tenant without the prior written consent of Curtiss which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary contained herein, the provisions of this Article shall not apply, and Tenant shall have the absolute right to assign this Lease and to sublet all or any portion of the Premises, to any affiliate of Tenant and any person, corporation or other entity which controls, is controlled by or is under common control with Tenant (collectively "Affiliates") without releasing Tenant from liability hereunder.

     24.2 The terms "assigned" and "assign" as used in Section 24.1 and 24.7 hereof shall refer to any transfer of Tenant's interest in the Premises to a third party, except a sale, merger, or acquisition involving all of Tenant's business at the Premises, and, in addition, a transfer of the Lease to any person, corporation or other entity which is acquiring a controlling interest in Tenant by purchase of stock, merger, consolidation or otherwise, or is acquiring all or substantially all of Tenant's business or assets shall not be deemed an assignment or transfer hereunder, including but not limited to:

     (a)  any assignment or transfer of this Lease by operation of law;

     (b) any mortgage, pledge or collateral assignment of this Lease;

     (c) any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership or otherwise.

     24.3 Curtiss shall not be liable for damages in the event Curtiss refuses to consent hereunder to a subletting or assignment by Tenant except to the extent such refusal is arbitrary, capricious or made in bad faith. Subject to the preceding the sole remedy available to Tenant or any third party for such failure to consent shall be the right to bring an action for a declaratory judgment to determine the reasonableness of Curtiss' refusal to so consent.

     24.4 Any such subletting or assignment shall be upon the following conditions:

     (a) That such disposition or transfer be subject to all the terms and conditions of this Lease to the extent applicable;

     (b) That upon subletting Tenant shall remain primarily liable to Curtiss for the payment of rent or other charges stipulated herein and performance of all terms and conditions of this Lease undertaken to be kept and performed by Tenant.

     (c) That upon assignment the assignee shall expressly assume and agree to perform and comply with all the covenants and provisions of this Lease on the part of the Tenant and shall be jointly and severally liable with the Tenant for any default in respect of such covenant or provisions;

     (d) That at the time of such subletting or assignment Tenant shall not then be in default of its material obligations beyond the applicable periods of notice and cure;

     (e) That such assignment or sublease shall be in writing and Tenant shall, along with its request for consent thereto, except in the case of a proposed assignment or sublease to an Affiliate, have given Curtiss a copy of the sublease or assignment, proposed sublease or assignment, as applicable, the names of the officers and directors or principals of assignee or subtenant, bank references, and other available detailed information sufficient to enable Curtiss to determine the financial responsibility of the proposed assignee or sublessee, information concerning the business to be conducted in the Premises, and such further information as may be reasonably requested by Curtiss concerning the assignee or sublessee.

     (f) Except in the case of a proposed assignment or sublease to an Affiliate, that Tenant shall have given Curtiss forty-five (45) days advance written notice of a proposed subletting or assignment.

     (g) That any assignment or subletting by Tenant shall be for a term ending not later than the last day of the term of this Lease.

     (h) That if a subletting is for less than all the Premises, Tenant shall pay all separation costs, if any, as required by Code and the cost of restoration of the Premises to their original condition at the time of the original subletting. All permits required in order to effectuate such separation and restoration shall be obtained by and at the expense of Tenant or subtenant and Curtiss shall be provided with additional security adequate to cover the cost of such restoration.

     24.5 Other than in the case of a subletting to an Affiliate, in the event Tenant sublets the Premises in whole or in part at a Base Rent per square foot in excess of the Base Rent per square foot provided for herein, Tenant shall pay and turn over to Curtiss fifty percent (50%) of all such excess sums received from such subtenant when and as received excluding sums paid for the sale or rental of Tenant's equipment, furniture, furnishings or other personal property and less sums paid on account of utilities and the costs and expenses incurred by Tenant in connection with such subletting, including, without limitation, professional fees, brokerage commissions and advertising costs.

     24.6 As additional security for the prompt payment of the rent herein reserved to Curtiss and for the faithful performance and punctual observance of all the other covenants and conditions herein contained to be performed or observed on the Tenant's part, subject to the rights of any lender of Tenant, the Tenant hereby assigns to Curtiss all of the Tenant's right, title and interest in and to any subleases which may be made by the Tenant affecting the Premises, or any part thereof, and in and to the rents due or to become due under the terms of any such subleases. The assignment by the Tenant to Curtiss of its interest in and to any subleases which may be made by the Tenant, as aforesaid, shall take effect, however, (a) only in the event of any material default hereunder made beyond the applicable periods of notice and cure or suffered by the Tenant, (b) after written notice of any such default given by Curtiss to the subtenant or subtenants, (c) only as to such subleases as Curtiss shall elect to continue in full force and effect.

     24.7 In the event Tenant proposes to assign this Lease to another party satisfactory to Curtiss, Curtiss shall consent to such assignment provided that other than an Affiliate, Curtiss shall be entitled to fifty percent (50%) of any consideration received by Tenant from its assignee for such assignment, payable when and as received by Tenant excluding sums paid for the sale or rental of Tenant's equipment, furniture, furnishings or other personal property, less the costs and expenses reasonably incurred by Tenant in connection with such assignment, including, without limitation, professional fees, brokerage commissions and advertising costs.

25. NON-WAIVER:

     25.1 The failure of either party to insist upon strict performance of any of the covenants or conditions of this Lease in any one or more instances shall not be construed as a waiver or relinquishment for the future of that or any other covenant or condition, and the same shall be and remain in full force and effect.

26.  NOTICES:

     26.1 Any notice or other communication required or permitted to be given or served under this Lease shall be in writing and shall be deemed to be sufficiently given or served if (i) delivered personally or, (ii) mailed by certified or registered mail, postage prepaid, or (iii) sent by facsimile transmission with a confirmation copy sent by overnight courier no later than the next succeeding business day and addressed as follows:

                    (a) if to Curtiss:

                        CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC.
                        c/o CURTISS-WRIGHT CORPORATION
                        One Passaic Street
                        Wood-Ridge, New Jersey 07075
                        Attention: Real Estate Department

                    (b) if to Tenant:
                        American Tissue Corporation
                        35 Engle Street
                        Hicksville, New York 11801
                        Attention: Nourollah Elghanayan
                        Facsimile: (516) 435--8980

Either party may from time to time, specify by notice in writing to the other, given in the manner set forth above, a new address at which any such notice shall thereafter be given or served.

     A copy of any notice sent to Tenant pursuant to Article 17 shall be furnished to Tenant's counsel Mandel and Resnik, 220 E.42nd Street, New York, NY 10017.


27.  NOTICE OF CERTAIN EVENTS:

     27.1 Tenant shall give notice to Curtiss promptly after Tenant learns thereof, of (a) any accident in or about the Lease Area, (b) any fire in the Premises, or (c) any damage to or defects in the Premises whether required to be repaired by Curtiss or Tenant.

28.  APPLICABLE LAW:

     28.1 This Lease and the rights, duties and obligations of the parties as set forth herein, shall be settled and determined in accordance with the laws of the State of New Jersey.

29.  LEASE BINDING ON SUCCESSORS AND ASSIGNS; SEVERABILITY:

     29.1 Each and every obligation contained in this Lease shall be binding upon the respective parties, their legal representatives, heirs, successors and assigns. If any provision of this Lease shall be declared invalid or unenforceable by a court of competent jurisdiction, the remainder of this Lease shall continue in full force and effect.

30.  NO ORAL MODIFICATIONS:

     30.1 It is acknowledged that the covenants and obligations contained herein are the complete and exclusive statement of agreement between the parties, superseding all proposals or prior agreements, oral or written, and all other communications between the parties or with any broker relating to the subject matter of this Lease. No alterations, amendments or changes to this Lease shall be binding unless first reduced to writing and executed with the same formality as this Lease.

31.  NUMBER, GENDER, CURTISS, TENANT:

     31.1 All words herein which refer to Curtiss or Tenant shall be considered of the number and gender required. The word "Curtiss" shall include its successors in interest, assigns, grantees and transferees, and the word "Tenant" shall include all persons liable for any payment hereunder, and all parties lawfully occupying the subject premises or part thereof by virtue of this

Lease.

32.  RENEWALS.

     32.1 Provided Tenant shall not then be in default beyond applicable periods of notice and cure of its material obligations hereunder, Tenant shall have the option to renew this Lease on the same terms and conditions, as specified herein, except as to the amount of Base Rent, for 2 successive terms of five (5) years each, provided Tenant shall, on or before nine (9) months prior to the expiration of the previous term, give Curtiss a written notice of its election to make such renewal. The Base Rent for each renewal year from August 1, 2006 to July 31, 2011, shall be $2.30 per square foot per year, and for each renewal year from August 1, 2011 to July 31, 2016, shall be $2.50 per square foot per year.

33.  ADDITIONAL SPACE:

     33.1 In the event that space adjacent to the Premises becomes available during the initial or renewal lease term Tenant shall have the exclusive right, subject to the prior right of Rose Art Industries, a tenant of the Facility, to lease such additional space. Curtiss will thereupon give written notice to Tenant of its availability. Tenant shall have 60 days thereafter within which to notify Curtiss in writing of its election to take the space. If Tenant elects to take the space, it shall be added to this Lease at the same rental rate per square foot and on the other terms and conditions as the premises then under lease to Tenant. Curtiss shall deliver such additional space to Tenant following Curtiss' receipt of Tenant's notice in broom-clean condition, free of all debris, material and refuse and free of all tenancies and rights of occupancy, and otherwise in a condition suitable for the conduct of Tenant's business thereat. Tenant's payment of rents with respect to such additional space shall commence upon Landlord's delivery of possession thereof to Tenant in the condition required in this Section 33.1, provided that Curtiss shall give Tenant five (5) days prior notice thereof together with a temporary certificate of occupancy. If Tenant elects not to take the space or fails to make a timely election, Curtiss shall have the absolute right to offer any part or all of said space to others. If Rose Art Industries elects not to or fails to timely exercise its option with respect to any space subject thereto, Tenant shall have the exclusive right to lease such space in accordance with the provisions hereof.

34.  SECURITY MEASURES AND FIRE PROTECTION:

     34.1 Tenant hereby acknowledges that the rental payable to Curtiss hereunder does not include the cost of guard service, fire protection, or other security measures, and that Curtiss shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents, invitees and property.

35.  ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS:

     35.1 Tenant agrees at any time and from time to time, upon not less than ten (10) days' prior written request, that Tenant shall execute, acknowledge and deliver to Curtiss, or its designee, a statement in writing certifying: that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified); the dates to which the Base Rent and additional rent have been paid; and the amount of all rents paid in advance, if any. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Curtiss' interest, or a mortgagee of Curtiss' interest, or any assignee of any mortgage upon Curtiss' interest, in the Premises. If Curtiss desires to finance, refinance or sell the Building in which the Premises are located, Tenant hereby agrees to deliver to any lender or purchaser designated by Curtiss such statements of Tenant (excluding financial statements) as may reasonably be required by such lender or purchaser. All such statements shall be received by Curtiss and such lender or purchaser in confidence and shall be used only in connection with such purchase or loan. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Curtiss those remedies herein provided for in event of default.

36.  AUTHORITY:

     36.1 If Tenant is a corporation, trust or general or limited partnership, Tenant represents and warrants that the individual executing and delivering this Lease on behalf of said entity is duly authorized to execute and deliver this Lease on behalf of said entity, and that such execution and delivery of this Lease by Tenant does not and shall not violate any provision of any agreement, by-law, charter, order, judgment, government regulation, law or other obligation to which Tenant is a party or is subject. If Tenant is a corporation, trust or partnership, Tenant shall, upon execution of this Lease, deliver to Curtiss evidence of such authority and compliance reasonably satisfactory to Curtiss.

37.  CAPTIONS:

     37.1 The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease the day and year first above written and caused their corporate seals to be affixed hereto.

                                                 CURTISS-WRIGHT-FLIGHT SYSTEMS/
                                                 SHELBY, INC

                                                 By: /s/ David Lady
                                                     ---------------------------
                                                    An Authorized Representative

Attest:

/s/ [ILLEGIBLE]
- -----------------------------------

                                                 AMERICAN TISSUE CORPORATION

                                                 By: /s/ Nourollah Elghanayan
                                                    ----------------------------
                                                    An Authorized Representative
Attest:

/s/ [ILLEGIBLE]
- -----------------------------------

             RIDER TO LEASE, DATED AS OF DECEMBER 15, 1995, BETWEEN CURTISS WRIGHT FLIGHT SYSTEMS/SHELBY, INC., AS
             LANDLORD, AND AMERICAN TISSUE CORPORATION, AS TENANT
             ----------------------------------------------------

1. If any of the provisions of this rider conflict or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this rider shall control and be binding. All capitalized terms not otherwise defined herein shall have the same meanings as set forth elsewhere in this Lease.

2. As a material inducement to Tenant's execution, delivery and performance of this Lease, Landlord hereby represents, warrants and, where applicable, covenants to Tenant, as follows:

          (i) Landlord is the fee owner of the Premises and has full power and authority to execute, deliver and perform this Lease; this Lease has been duly authorized, executed and delivered by Landlord and constitutes the legal, valid and binding agreement of Landlord, enforceable against Landlord in accordance with its terms;

          (ii) No consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority or any third-party is required for the execution, delivery and performance of this Lease by Landlord;

          (iii) The execution, delivery and performance of this Lease is not a violation of the terms of any underlying leases or underlying mortgages; Landlord shall give Tenant not less than thirty (30) days' prior written notice of any underlying leases and underlying mortgages;

          (iv) The Premises and all installations, facilities and systems relating thereto shall be delivered to Tenant vacant and in broom clean condition, free of all tenancies and other rights of occupancy, fully operational and in good working order and condition;

          (v) Except with respect to an order issued by the New Jersey Department of Environmental Protection under its ISRA regulations with respect to soil and ground water contamination at the Premises which Landlord is currently complying with, Landlord has not received any notice of any claim, suit or other action or investigation with respect to the violation of any laws, orders, rules, regulations or requirements of any federal, state or local governmental agency, including, without limitation, environmental and occupational hygiene laws, rules and regulations due to the presence of hazardous materials in or about the Premises or otherwise. Except as set forth in the preceding sentence, Landlord knows of no facts or circumstances that may give rise to any future civil, criminal or administrative proceeding relating to environmental or occupational hygiene matters or any other matter affecting the Premises;

          (vi) Notwithstanding anything to the contrary contained elsewhere in this Lease, except with respect to Dane Paper Board Company and four other tenants currently at the Facility, during the term of this Lease, Tenant shall be treated no less favorably than any other tenant at the Facility benefitted by the common areas with respect to any and all of Tenant's rights and liabilities set forth in Section 7.6 of Article 7 of the Lease; and

          (vii) The aggregate of the proportionate shares for all tenants at the Facility shall never equal a number greater than 100 and Curtiss shall not receive more than 100% of its costs, plus any applicable surcharge, in respect of computations pursuant to Section 7.6 of Article 7 or Articles 9 or 18 hereof.

The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

3. The Landlord represents and warrants that neither it nor any of its officers, employees or agents has acted so as to render Tenant liable for any brokerage commissions in connection with this transaction. Landlord agrees to indemnify, defend and hold Tenant, its officers, shareholders, directors, employees and agents harmless from and against any Claims or demands for a brokerage, finder or other commission or demands for a brokerage, finder or other commission or fee arising out of Landlord's actions, including, without limitation, any conversations or negotiations had by Landlord with any broker or finder. The Tenant represents and warrants that neither it nor any of its officers, employees or agents has dealt with any broker or finder in connection with this transaction other than the broker set forth in Article 23 of this Lease. Tenant agrees to indemnify, defend and hold Landlord, its officers, shareholders, directors, employees and agents harmless from and against any Claims or demands for a brokerage, finder or other commission or demands for a brokerage, finder or other commission or fee arising out of a breach by Tenant of its representation hereunder, including, without limitation, any conversations or negotiations had by Tenant with any other broker or finder.

4. At any time and from time to time upon not less than fifteen (15) days' prior notice by Tenant, Landlord shall execute, acknowledge and deliver to Tenant a statement of Landlord (or if Landlord is a corporation, an appropriate officer of Landlord) certifying (i) that this Lease is unmodified and in full force and effect (or it there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which the rent and additional rent have been paid in advance, if any, (iii) whether or not Tenant is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each default of which the signer may have knowledge, and (iv) as to any other matter reasonably requested by Tenant, it being intended that the statement may be relied upon by Tenant and third-parties.

5. Without limiting or waiving any other rights Tenant may have, all rents shall appropriately abate during any period during which the Premises or any portion thereof cannot be used for the purposes contemplated by this Lease by reason of
(i) any act or negligence on the part of Landlord or Landlord's agents, employees, contractors or representatives, or (ii) Landlord's failure to timely fulfill its obligations under Section 7.3 of the Lease.

6. If Landlord shall default in the observance or performance of any term or covenant on Landlord's part to be observed or performed hereunder, in addition to Tenant's other rights and remedies hereunder, at law and in equity, Tenant may, upon ten (10) days' prior written notice, perform the same for the account of Landlord. If Tenant makes any expenditures or incurs any obligation for the payment of money in connection therewith, including, without limitation, attorneys' fees, or makes any expenditures or incurs any obligation in instituting, prosecuting or defending any action or proceeding hereunder, such sums or obligations incurred, with interest at the statutory rate, shall be deemed due from Landlord to Tenant and shall be paid by Landlord to Tenant upon demand. Tenant shall, however, not be entitled to cause repairs to be made to the roof unless performed in accordance with the applicable roof warranties. Tenant accepts all resulting liability for its failure to do so.

7. Landlord shall indemnify and hold Tenant harmless from and against any and all Claims arising out of: (i) any negligent act or omission on the part of Landlord or any of its employees, contractors, agents or representatives; and
(ii) any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed. Tenant shall indemnify and hold Landlord harmless from and against any and all Claims arising out of: (i) any negligent act or omission on the part of Tenant or any of its employees, contractors, agents or representatives; and (ii) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed. The provisions of this paragraph 7 shall survive the expiration or earlier termination or this Lease.

8. Wherever in this Lease, Landlord's consent or approval is required, Landlord covenants not to unreasonably withhold, delay or condition such consent or approval. In addition, Landlord covenants to act reasonably with respect to all action requiring Landlord's approval, consent, discretion or judgment. Landlord's failure to grant or withhold its consent within ten (10) days of receipt of Tenant's written request therefor shall constitute Landlord's consent and approval.

9. Within 10 days of a request by Tenant, Curtiss shall deliver to Tenant a landlord's waiver in the form required by any equipment lessor and purchase money lender of Tenant for the lease or purchase of items of equipment.

10. All sums payable by Tenant pursuant to Articles 3, 7.6, 9 and 18 of this Lease shall be appropriately prorated for any partial payment period falling within the term of this Lease.

11. (a) Tenant shall cause to be included in each of its insurance policies insuring Tenant's property and business interest in the Premises against loss, damage or destruction by fire or other casualty (i) a waiver of the insurer's right of subrogation against Curtiss, and (ii) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty. If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, Tenant shall so notify Curtiss promptly after learning thereof. In such case, if Curtiss shall so elect and shall pay the insurer's additional charge therefor, such waiver shall be included in the policy. Each such policy shall name Curtiss as an additional assured and shall contain, if obtainable, agreements by the insurer that the policy will not be cancelled without at least thirty days' prior notice to both assureds and that the act or omission of Tenant will not invalidate the policy as to Curtiss. Tenant hereby releases Curtiss with respect to any claim (including a claim for negligence and water damage) which Tenant might otherwise have against Curtiss for loss, damage or destruction with respect and to the extent to which Tenant is required to be insured under a policy or policies containing a waiver of subrogation or naming Curtiss as an additional assured, as provided in this Article, whether or not the loss, damage or destruction is due to the carelessness or negligence of Curtiss, its servants, agents or employees. If a covered loss shall occur under such policy or policies and by reason of the insurer's waiver of its right of subrogation against Curtiss the premium payable for such policy or policies shall increase, then Tenant shall so notify Curtiss promptly after learning thereof. In such case, if Curtiss shall so elect and shall pay the additional premium therefor, such waiver of subrogation shall continue to be included in the policy or policies.

     (b) Curtiss shall cause to be included in each of its insurance policies insuring the Premises and the Building against loss, damage or destruction by fire or other casualty (i) a waiver of the insurer's right of subrogation against Tenant, and (ii) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty. If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, Curtiss shall so notify Tenant promptly after learning thereof. In such case, if Tenant shall so elect and shall pay the insurer's additional charge therefor, such waiver shall be included in the policy. Each such policy shall name Tenant as an additional assured and shall contain agreements by the insurer that the policy will not be cancelled without at least thirty days' prior notice to both assureds by certified mail, return receipt requested, and that the act or omission of Curtiss will not invalidate the policy as to Tenant. Curtiss hereby releases Tenant with respect to any claim (including a claim for negligence) which Curtiss might otherwise have against Tenant for loss, damage or destruction with respect and to the extent to which Curtiss is required to be insured under a policy or policies containing a waiver of subrogation or naming Tenant as an additional assured as provided in this Article, whether or not the loss, damage or destruction is due to the carelessness or negligence of Tenant, its servants, agents or employees. If a covered loss shall occur under such policy or policies and by reason of the insurer's waiver of its right of subrogation against Tenant the premiums payable for such policy or policies shall increase, then Curtiss shall so notify Tenant promptly after learning thereof. In such case, if Tenant shall so elect and shall pay the additional premium therefor, such waiver of subrogation shall continue to be included in the policy or policies.

12. A default by Tenant beyond applicable notice and cure periods under that certain loan agreement between the parties dated even date herewith shall be a default by Tenant under this Lease.

13. Any delays incurred by Tenant in the removal of the woodblock flooring or in the installation of the concrete flooring in any of the building areas other than as a result of Landlord's acts or omissions shall not extend any of the dates set forth in the Lease for the payment of rent, utilities, taxes, insurance, common area charges or of any other obligation or entitle Tenant to any abatement of rent or to terminate this Lease.

14. Provided that the requirements are no more onerous than those imposed by the National Fire Protection Association, Inc., Tenant agrees to comply with the fire prevention requirements of Curtiss' property insurance carrier and with the Borough of Wood-Ridge and Tenant's failure to do so shall not permit Tenant to waive or terminate any of its obligations under this Lease.

                                                 Landlord:

                                                 Curtiss Wright Flight
                                                 Systems/Shelby, Inc.

                                                 By: /s/ David Lody
                                                    ----------------------------

                                                 Tenant:

                                                 American Tissue Corporation

                                                 By: /s/ Nourollah Elghanayan
                                                    ----------------------------
                                                    Pres.